Exhibit 99.1


                    AirNet Communications Announces
          Fourth Quarter and Year-End 2005 Financial Results

    MELBOURNE, Fla.--(BUSINESS WIRE)--March 28, 2006--AirNet
Communications Corporation (NASDAQ:ANCC):

    Fourth Quarter Results and Recent Events

    -- Net 4Q Revenue was $3.8M which was within the forecasted range representing a 37.9% decrease from 4Q 2004 revenue

    -- Gross Margins for 4Q were $1.4M or 37.0% compared to $1.8M or 28.7% in 4Q 2004

    -- Loss from Operations was $2.1M compared with our 4Q 2004 loss of $4.4M reflecting non-cash stock option charges of $39K and $2.4M respectively

    -- Net Loss Attributable to Common Stock in 4Q 2005 was $4.8M or ($0.38) per share

    -- Cash Used in Operating Activities for 4Q 2005 was ($3.3M) vs. ($3.8M) in 4Q, 2004

    -- Received the prestigious GSM World Award at the 3GSM World Congress in Barcelona for Best Radio Access Product in 2006

    -- Received $1M in orders from a government communications customer for maintenance and other related services

    -- Announced the closing of a $7.0M convertible secured financing facility with Laurus Funds

    AirNet Communications Corporation (NASDAQ:ANCC) today reported financial results for its fourth quarter and year-ended December 31, 2005.

    Financial Results for the Fourth Quarter and Year-End

    Fourth Quarter: The Company reported net revenue of $3.8 million in the fourth quarter, compared to $6.1 million in the fourth quarter of 2004. Gross margins for the fourth quarter were $1.4 million or 37.0% compared to year ago margins of $1.8 million or 28.7%. Equipment margins improved from 24.1% in the fourth quarter of 2004 to 30.6% in 2005 due to a higher content of direct sales. Services margins were 58.4% in fourth quarter 2005 compared to 45.3% in 2004. Operating expenses for the fourth quarter were $3.5 million compared to $6.2 million in the fourth quarter of 2004 driven primarily by a decrease in general and administrative expenses. G&A expenses were $0.7 million versus $2.2 million in 2004 attributable to reduced non-cash stock option charges. The loss from operations was $2.1 million, compared to a loss of $4.4 million in the fourth quarter of 2004. The loss from operations in both quarters included $0.04 million and $2.4 million respectively of non-cash stock option charges that resulted from the granting of options to employees following the senior secured debt transaction in 2003. The fourth quarter 2005 net loss attributable to common stock was $4.8 million or ($0.38) per share vs. $6.7 million loss or ($0.69) per share in the fourth quarter, 2004. Cash used in operating activities for the fourth quarter was $3.3 million, compared to a use of cash of $3.8 million in the fourth quarter of 2004. This decrease in cash consumption was primarily impacted by accelerated cash collections. Financing activity for the quarter generated $5.6 million of cash (net of expenses) from the convertible secured financing facility with Laurus Master Fund offset by a $2.0 million prepayment to TECORE on the 2003 senior debt financing.
    Per share amounts for the fourth quarter of 2005 results were based on 12.7 million weighted average shares and exclude shares issuable upon the conversion of the remaining unconverted secured convertible debt and shares underlying outstanding options because the effect of including those shares would be anti-dilutive. The number of shares issued and outstanding and potentially dilutive totaled 28.2 million as of December 31, 2005. All share and per share amounts reflect the 1-for-10 reverse stock split effected December 9, 2004.
    2005 Year-End Results: The Company reported net revenue of $19.6 million for fiscal year 2005, compared to $20.6 million in fiscal year 2004, representing a 4.6% decrease in revenue over 2004. The loss from operations was $14.1 million for the year and included $5.6 million of non-cash stock option charges that resulted from the granting of stock options to employees following the senior secured debt transaction compared to a loss of $18.9 million which included $9.3 million of non-cash stock option charges in 2004. Gross margins for the year were $7.0 million or 35.4% compared to year ago gross margins of $5.8 million or 28.2%. The 2005 net loss attributable to Common Stockholders was $17.7 million or ($1.41) per share, compared to a $26.2 million loss or ($3.77) per share in 2004. The 2005 loss included non-cash charges totaling $9.3 million with an EPS impact of ($0.74) per share; in 2004 non-cash charges were $16.7 million with an EPS impact of ($2.41). The components of the 2005 charge include 1) $2.3 million associated with the conversion feature of the debt, 2) $1.2 million of accrued interest on the 2003 debt, 3) $5.6 million of stock option compensation expense, and 4) $0.3 million of loss on extinguishment of senior debt. Cash used in operating activities for the year was $4.7 million, compared to a use of cash of $8.7 million in fiscal year 2004. Financing activity for the year generated $4.6 million of net cash primarily from the $7 million Secured Convertible Facility completed in November 2005 with Laurus Master Fund, compared to financing activity of $10.1 million in 2004.

    Large Operator Field Trial Update

    On March 20, 2006, AirNet Communications concluded the most recent phase of field trial testing of the SuperCapacity, adaptive array base station with a large operator in a dense urban, major metropolitan market. The purpose of the field trial, first announced last year, has been to enable the large operator to observe and evaluate the performance of the SuperCapacity, adaptive array base station in a live, commercial environment in comparison to the existing tri-sectored narrowband base stations currently deployed by an incumbent supplier. For the trial, the operator requires certain key performance indicators to be achieved while the SuperCapacity, adaptive array base station is configured at higher spectrum reuse levels when compared to the existing tri-sectored narrowband base stations currently deployed, prior to making any purchases or commitments.
    The test sessions of the field trial were conducted between the hours of 12:00 AM (midnight) and 4:00 AM, which typically has less live traffic than daytime hours. The performance improvements demonstrated by the SuperCapacity, adaptive array base station during the final testing sessions have been encouraging to AirNet. AirNet has recommended that the large operator implement an additional phase of testing during higher volume traffic hours which AirNet believes will demonstrate continued improvements to targeted key performance indicators.
    The large operator is currently reviewing the test data and preparing an internal assessment of the results from the recent testing phase and evaluating AirNet's proposal for additional higher traffic testing. The SuperCapacity, adaptive array base stations remain deployed at this time pending the large operator's decision as to the next steps.
    The future viability of AirNet is strongly tied to the successful conclusion of this field trial.

    Going Concern

    The Company also announced Tuesday that its independent registered public accounting firm, BDO Seidman, LLP, had informed the Company that its report issued with the Company's financial statements as of and for the year ended December 31, 2005 will include a paragraph that describes conditions that give rise to substantial doubt about the Company's ability to continue as a going concern. This paragraph is consistent with the going-concern paragraph received by the Company in fiscal years 2001 through 2004. Such conditions and management's plans concerning those matters will be disclosed in the annual financial statements included in Form 10-K.

    About AirNet

    AirNet Communications Corporation is a leader in wireless base stations and other telecommunications equipment that allow service operators to cost-effectively and simultaneously offer high-speed wireless data and voice services to mobile subscribers. AirNet's patented broadband, software-defined AdaptaCell(R) SuperCapacity(TM) adaptive array base station solution provides a high-capacity base station with a software upgrade path to high-speed data. The Company's RapidCell(TM) base station provides government communications users with up to 96 voice and data channels in a compact, rapidly deployable design capable of processing multiple GSM protocols simultaneously. The Company's AirSite(R) Backhaul Free(TM) base station carries wireless voice and data signals back to the wireline network, eliminating the need for a physical backhaul link, thus reducing operating costs. AirNet has 68 patents issued or filed; and has received the coveted World Award for Best Radio Access Product in 2006 and for Best Technical Innovation in 1998 from the GSM Association, representing over 400 operators around the world. More information about AirNet may be obtained by visiting the AirNet Web site at http://www.airnetcom.com.

    Safe Harbor Statement Under the Private Securities Litigation
Reform Act of 1995 and Other Applicable Law

    Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the Reform Act),
Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, market conditions, financial forecasts and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate," "prospects," "believe," "estimate," "expect," "intend," "plan" and "objective" and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Such risks or uncertainties include the following: there can be no assurance that the Company will be successful in obtaining new business or that any of the Company's OEM resellers will purchase any further products from the Company; that the Company will be successful in the conclusion of the large operator field trial or that a successful field trial will lead to any new business; that the Company's lenders may foreclose on all assets of the Company (including all intellectual property rights) in the event of a default under the security agreement associated with existing senior debt and convertible debt, and that the Company may not be able to continue to operate as a going concern in the absence of new investment capital. These and other risks are detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

    The stylized AirNet mark, AirNet(R), AdaptaCell(R) and AirSite(R) are registered trademarks with the U.S. Patent and Trademark Office. SuperCapacity(TM), iBSS(TM), RapidCell(TM) and Backhaul Free(TM), are trademarks of AirNet Communications Corporation. Other names are registered trademarks or trademarks of their respective companies or organizations.

    Financial Schedules

    --  Condensed Statements of Operations

    --  Cash Flow Summary

    --  Condensed Balance Sheets





                         FINANCIAL STATEMENTS
 (all numbers in $000's except per share data and shares outstanding)
                  CONDENSED STATEMENTS OF OPERATIONS

                     For the three months ended    For the year ended
                            December 31,              December 31,
                         2005         2004          2005        2004
                        ------       ------        ------      ------
                            (Unaudited)
REVENUES
 Equipment Revenues  $     2,295  $    5,286  $    13,674  $   15,699
 Services Revenues         1,517         849        5,968       4,901
                      -----------  ----------  -----------  ----------
  Total Net Revenues       3,812       6,135       19,642      20,600

COST OF REVENUES
 Equipment Cost of
  Revenues                 1,569       4,004        9,495      11,919
 Services Cost of
  Revenues                   629         372        2,482       2,681
 Write-down of
  excess and obsolete
  inventory                  204           -          714         200
                      -----------  ----------  -----------  ----------
  Total Cost of
   Revenues                2,402       4,376       12,691      14,800
                      -----------  ----------  -----------  ----------
GROSS PROFIT               1,410       1,759        6,951       5,800

OPERATING EXPENSES
 Research and
  development              2,330       3,271       11,058      12,304
 Sales and marketing         488         769        2,835       3,056
 General and
  administrative             654       2,164        7,108       9,370
                      -----------  ----------  -----------  ----------
  Total Operating
   expenses                3,472       6,204       21,001      24,730
                      -----------  ----------  -----------  ----------
LOSS FROM
 OPERATIONS (1)           (2,062)     (4,445)     (14,050)    (18,930)
                      -----------  ----------  -----------  ----------

OTHER (EXPENSE)
 INCOME, NET
 Interest Income              56          40          199         109
 Amortization expense
  on discount of
  convertible debt        (2,125)     (2,007)      (2,251)     (6,027)
 Interest charged on
  convertible debt          (328)       (283)      (1,221)     (1,325)
 Other interest
  expense                    (52)        (24)         (55)        (28)
 Loss on
  extinguishment of
  debt                      (303)          -         (303)          -
 Other, net                   (0)          2           14          12
                      -----------  ----------  -----------  ----------
TOTAL OTHER EXPENSE,
 NET                      (2,752)     (2,272)      (3,617)     (7,259)
                      -----------  ----------  -----------  ----------

NET LOSS ATTRIBUTABLE
 TO COMMON
 STOCKHOLDERS        $    (4,814) $   (6,717) $   (17,667) $  (26,189)
                      ===========  ==========  ===========  ==========

NET LOSS PER SHARE
 ATTRIBUTABLE TO
 COMMON STOCKHOLDERS
 - BASIC AND DILUTED $     (0.38) $    (0.69) $     (1.41) $    (3.77)
                      ===========  ==========  ===========  ==========

WEIGHTED AVERAGE
 SHARES OUTSTANDING -
 USED IN CALCULATING
 BASIC AND DILUTED
 LOSS PER SHARE       12,678,563   9,711,444   12,537,026   6,937,749
                      ===========  ==========  ===========  ==========

(1) Loss from Operations includes non-cash stock compensation expenses of $39 and $2,350 for the three months ended December 31, 2005, and 2004 respectively, and $5,561 and $9,342 for the years ended
December 31, 2005, and 2004 respectively.


                           CASH FLOW SUMMARY

                                         For the           For the
                                    three months ended   year ended
                                       December 31,      December 31,
                                      2005     2004     2005     2004
                                     ------   ------   ------   ------
                                       (Unaudited)
CASH USED IN OPERATING ACTIVITIES  $(3,326) $(3,792) $(4,707) $(8,730)

CASH USED IN INVESTING ACTIVITIES      (34)    (247)    (515)    (453)

CASH PROVIDED BY FINANCING
 ACTIVITIES                          3,590    1,002    4,601   10,079
                                    -------  -------  -------  -------

NET CHANGE IN CASH                 $   230  $(3,037) $  (621) $   896
                                    =======  =======  =======  =======


                       CONDENSED BALANCE SHEETS

                                            December 31,  December 31,
                                                2005          2004
                                            ------------  ------------
ASSETS
 CURRENT ASSETS:
 Cash and cash equivalents                      $ 5,335        $ 5,957
 Accounts receivable - net                        2,798          3,228
 Accounts receivable - related party                791          2,995
 Inventories                                      9,656          9,960
 Prepaid expenses                                   638            627
 Other                                               57            279
                                            ------------ -------------
 TOTAL CURRENT ASSETS                            19,275         23,046

 Property and equipment, net                      2,685          3,665
 Deposits                                            58             71
 Software development and licensing               1,697          2,117
 Other long-term assets                              18             90
                                            ------------ -------------

 TOTAL ASSETS                                   $23,733        $28,989
                                            ============ =============

LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES
 Accounts payable                               $ 1,589        $ 3,151
 Current portion of notes payable, net of
  discount                                        2,246              -
 Current portion of capital lease
  obligations                                         -              5
 Customer deposits                                  660          1,437
 Deferred revenues                                1,120            325
 Other accrued expenses                           2,329          2,219
                                            ------------ -------------
 TOTAL CURRENT LIABILITIES                        7,944          7,137

 TOTAL LONG-TERM LIABILITIES                      5,070            994


 TOTAL STOCKHOLDERS' EQUITY                      10,719         20,858
                                            ------------ -------------

 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY       $23,733        $28,989
                                            ============ =============




    CONTACT: AirNet Communications Corporation, Melbourne
             Stuart Dawley, 321-953-6783
             sdawley@airnetcom.com